EXHIBIT 10.34 TO CURRENT REPORT ON FORM 8-K DATED AS OF JANUARY 15, 2003


                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of January 15, 2003, (the "Effective Date") by and among SafeGuard Health Plans, Inc., a California licensed specialized health care service plan corporation ("Buyer"); Ameritas Life Insurance Corp. ("Shareholder"); and Ameritas Managed Dental Plan, Inc., a California licensed specialized health care service plan corporation ("AMDP").

                                    RECITALS

     WHEREAS, Shareholder has represented that it owns all of the issued and outstanding stock of AMDP (the "Shares");

     WHEREAS, Shareholder has represented that AMDP operates a specialized (dental) health care service plan in California, licensed by the California Department of Managed Health Care (license number 933-0033), and located at 151 Kalmus Drive, Suite J3, Costa Mesa, California, 92626;

     WHEREAS, Buyer desires to purchase from Shareholder and Shareholder desires to sell to Buyer the Shares, free and clear of all liens, claims, and encumbrances; and

     WHEREAS,  AMDP  desires  that  this  transaction  be  consummated.

     NOW, THEREFORE, in consideration of the mutual terms, conditions, representations, warranties, covenants, and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   PURCHASE  AND  SALE  OF  SHARES.

     1.1 TRANSFER OF SHARES. Subject to the terms and conditions set forth in this Agreement, on the Closing Date, as defined in Section 10.1 hereof, Shareholder will transfer and convey the Shares to Buyer, and Buyer will acquire the Shares from Shareholder.

     1.2 TRANSFER OF CONTROL OF ASSETS OF AMDP. On the Closing Date, Shareholder shall relinquish to Buyer all of Shareholder's management and control of AMDP, including management and control over all of AMDP's rights to its properties, assets, claims, contracts, and businesses of every kind, character, and description, whether tangible or intangible, whether accrued, contingent, or otherwise, and wherever located (collectively, the "Assets"), including minute and stock books.

     1.3 CONSIDERATION FOR SHARES. Subject to all of the terms and conditions of this Agreement, as full payment for the transfer and delivery of the Shares to Buyer:


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          1.3.1.  At the Closing, as defined in Section 10.1 hereof, Buyer shall pay  to  Shareholder  the  sum  of  $1,100,000.00  ("Purchase  Price.").

          1.3.2. The Purchase Price shall be increased by the amount of the Tangible Net Assets, as of the Closing Date, which exceed the sum of $605,303.00 or decreased by the amount of the Tangible Net Assets, as of the Closing Date, which is less than $605,303.00 (the "Adjusted Purchase Price"). The parties acknowledge and agree that in the Offering Memorandum, AMDP's Tangible Net Assets equal $605,303.00, which is calculated by using the balances labeled under the line item "Nine months ended September 30, 2002." For purposes of calculating the Adjusted Purchase Price: (1) "AMDP's Tangible Net Assets" means AMDP's Total Assets less Total Liabilities, Income Tax Receivable and Deferred Taxes, as such terms are defined under accounting principle generally accepted in the United States of America, and (2) "Offering Memorandum" means the Ameritas Managed Dental Plan, Inc., A.G. Edwards & Sons, Inc.'s October 2002 Offering Memorandum.

               1.3.2.1. No later than thirty days (30) after the Closing Date, Shareholder shall provide to Buyer the calculation of AMDP's Tangible Net Assets as of the Closing Date. The difference between the Purchase Price and the Adjusted Purchase Price shall be remitted to either the Shareholder or Buyer, as the case may be, within fifteen (15) days of Shareholder informing Buyer of the Adjusted Purchase Price.

               1.3.2.2. If Buyer objects to AMDP's Tangible Net Asset balance, as determined as of the Closing Date by Shareholder, Buyer shall provide notice that contains its specific objections to Shareholder, as required by Section
12.5, stating its objection within fifteen days of Buyer's receipt of such information. If Buyer and Shareholder are unable to mutually resolve the dispute, Buyer shall engage the accounting firm of Deloitte & Touche, LLP, or such other party mutually agreed to by Shareholder and Buyer, to review AMDP's Tangible Net Asset balance, as of the Closing Date, and render an opinion as to the correctness of such balance. (For purposes of this section 1.3.2.2, the party selected to render its opinion as to the correctness of AMDP's Tangible Net Asset balance shall be referred to herein as the "Intermediary."). If, after reviewing AMDP's Tangible Net Asset balance, an adjustment for the benefit of Buyer of more than five (5) percent of AMDP's Tangible Net Asset balance is required, Shareholder shall: (1) remit to Buyer the difference between the Purchase Price and the Adjusted Purchase, as adjusted to reflect AMDP's Tangible Net Asset balance as determined by the Intermediary and (2) reimburse Buyer for the costs incurred to retain the Intermediary. If, after reviewing AMDP's Tangible Net Asset balance, an adjustment for the benefit of Buyer of five (5) percent or less is required, Shareholder shall remit to Buyer the difference between the Purchase Price and the Adjusted Purchase Price, as adjusted to reflect AMDP's Tangible Net Asset balance as determined by the Intermediary. In this case, Shareholder shall not reimburse Buyer to retain the Intermediary to review AMDP's Tangible Net Asset balance as of the Closing Date. If, after reviewing AMDP's Tangible Net Asset balance, an adjustment for the benefit of Shareholder is required, Buyer shall remit to Shareholder the difference between the Purchase Price and the Adjusted Purchase Price, as adjusted to reflect AMDP's Tangible Net Asset balance, as determined by the Intermediary.

          1.3.3. Following the Closing Date, Buyer shall pay Shareholder, by the twentieth (20th) day of the first full month following the month following the Closing Date and each of the


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next  sixty  (60)  consecutive  months,  a  sum equal to ten (10) percent of the previous month's "AMDP Block of Business." The "AMDP Block of Business" means the monthly revenues collected by Buyer from individuals or groups enrolled at the time of the Closing Date in an AMDP individual or group prepaid dental contract and (1) who remain enrolled in any Buyer or AMDP prepaid dental plan after the Closing Date; or (2) who reenroll within twelve months of the Closing Date in any Buyer or AMDP prepaid dental plan.

          1.3.4. At the Closing, as defined in Section 10.1 hereof, Buyer shall have approved, executed and delivered to Shareholder the Ameritas Life Insurance Corp./SafeGuard Health Plans, Inc Solicitation Agreement a copy of which is attached hereto as EXHIBIT K.

          1.3.5. All amounts to be paid to Shareholder shall be paid 100% to "Ameritas Life Insurance Corp."

2.     DISCLAIMER  OF  LIABILITIES.

     2.1 Except for the Debts, Liabilities, and Obligations of AMDP assumed by Buyer and described in EXHIBIT B, Shareholder, AMDP, and Buyer expressly acknowledge and agree that, after the Closing Date, Buyer shall have no obligation whatsoever of any kind or nature for any liabilities, obligations, or commitments, direct or indirect, absolute or contingent, of Shareholder, AMDP, or any other person of any nature whatsoever. Shareholder, AMDP, and Buyer further expressly acknowledge and agree that Buyer is to take title to the Shares free and clear of any and all liabilities, obligations, or commitments of Shareholder, AMDP, or any other person, and Shareholder and AMDP will be solely responsible for the satisfaction and discharge of all such liabilities, obligations, and commitments, and will indemnify and hold harmless Buyer against all those liabilities, obligations, and commitments. Without limiting the generality of any of the foregoing, Buyer will not assume any liabilities or obligations of Shareholder, AMDP, or any other person for:

          2.1.1. Any litigation, arbitration, or administrative proceedings pending, threatened, or commenced after the Closing Date against or relating to AMDP, Shareholder, or the Assets, directly or indirectly arising solely out of or based on facts existing on or prior to the Closing Date relating to the business or operations of AMDP, Shareholder, or the Assets;

          2.1.2. Any environmental claims arising from occurrences or actions or omissions of AMDP, or Shareholder on or prior to the Closing Date;

          2.1.3. Any liabilities for taxes relating to the business or operations of AMDP, Shareholder, or the Assets on or prior to the Closing Date; and

          2.1.4. Any liability or obligation of AMDP to Shareholder commenced on or prior to the Closing Date.

3.     DUE  DILIGENCE.

     3.1 Commencing upon the execution of this Agreement by AMDP, Shareholder, and Buyer, and continuing through and until January 31, 2003 (the "Due Diligence Period"), Buyer shall have the right and AMDP and Shareholder shall permit Buyer and/or its agents and representatives to perform such due diligence related to or concerning the transactions contemplated by this Agreement and the ownership, operation, financing, leasing, maintenance, status, or condition of AMDP and its assets, liabilities, and facilities, as Buyer deems necessary and appropriate in its sole discretion including, without limitation, with regard to AMDP, the business of AMDP, the tax consequences of the transactions contemplated by this Agreement, the past performance and liabilities of AMDP, AMDP's rights in and to the Assets, physical inspection of the Assets, including without limitation, real property leased by or used in the business of AMDP, and, without limiting the foregoing, the books, records and financial statements of AMDP, any and all information, books, and records in Shareholder's custody or control or which it is reasonably able to obtain which relate to or otherwise evidence AMDP, its assets, liabilities, or facilities, or the ownership, financing, leasing, operation, or maintenance thereof, all documents related to or concerning intellectual property including, but not limited to, employment agreements, confidentiality agreements, license agreements, leases, contracts, member and subscriber lists, supplier lists, orders and all correspondence from the Director, or his representatives, of the California Department of Managed Health, and licenses and/or permits from any federal, state, city, or local governmental or administrative agency or authority. Without limiting the foregoing, Buyer shall have the right, at its own cost and expense, upon reasonable notice, during normal business hours, to enter AMDP's premises, including without limitation, real property leased and/or used by AMDP, to conduct, at Buyer's sole expense, any and all physical, economic, and other inspections, surveys, investigations, tests, and studies relating to such real property as Buyer in its sole discretion may deem necessary or appropriate. Buyer agrees to restore, at its own expense, any damage done to such real property and to indemnify, defend, and hold harmless AMDP and Shareholder from all claims, liens, costs, expenses, damage, or loss incurred due to such investigation. At any time during the Due Diligence Period, Buyer shall have the right to terminate this Agreement for any reason, or no reason, without liability to Shareholder, or AMDP (except as provided in this Section 3.1) or any other third party, by delivery of written notice to Shareholder prior to the expiration of the Due Diligence Period. Any information provided to Buyer by AMDP and Shareholder under this Agreement shall be treated as confidential business information of AMDP and Shareholder and subject to Section 7 of this Agreement. Without limiting the foregoing, AMDP and Shareholder acknowledges and agrees that during the Due Diligence Period:

          3.1.1. Shareholder and AMDP shall promptly provide to Buyer and/or its agents or representatives all information concerning or relating to the Assets that Buyer may reasonably request;

          3.1.2. AMDP shall promptly make its books and records available for inspection by Buyer or its agents or representatives at AMDP's principal offices during normal business hours;

          3.1.3. Buyer shall have the right but not the obligation to inspect the Assets. Upon Buyer's request, AMDP shall arrange for Buyer to have access to any of its facilities or those of its agents, representatives, or subcontractors for the purpose of inspecting the Assets during normal business hours; and

          3.1.4. AMDP shall cause its officers, employees, consultants, agents, and accountants to cooperate fully with Buyer in connection with Buyer's due diligence review and examination and to make full disclosure of all material facts and circumstances affecting the financial condition and business operations of AMDP.

     3.2 Notwithstanding any term or condition contained herein or investigation made at any time by or on behalf of Buyer, Buyer shall be entitled to rely upon AMDP and/or Shareholder's representations and warranties made in this Agreement, and no investigation by Buyer shall diminish or obviate any representations, warranties, covenants, or agreements of AMDP and/or Shareholder contained in this Agreement or Buyer's right to rely thereon.

     3.3 AMDP shall provide to Buyer, within three (3) days following the Effective Date, the names and addresses of AMDP's three largest (1) contracted dental providers, (2) contracted group subscribers and (3) contracted brokers/solicitors. AMDP shall work collaboratively with Buyer by making all necessary introductions with the parties noted above.

4. ADDITIONAL REPRESENTATIONS, WARRANTIES, AND COVENANTS OF AMDP AND SHAREHOLDER. Shareholder and AMDP hereby jointly and severally represent, warrant, and covenant to Buyer as follows:

     4.1 CORPORATE ORGANIZATION. AMDP is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to own, lease, and operate its assets, properties, and business and to carry on its business as a California licensed specialized health care service plan now and as heretofore conducted. AMDP has furnished to Buyer for its examination true and correct copies of its Articles of Incorporation and Bylaws.

     4.2 AUTHORIZATION. AMDP and Shareholder have full right, power, legal capacity, and authority to enter into and perform their obligations under this Agreement, and except for the California Department of Managed Health Care, no other approvals or consents of any governmental authority, entities, or persons other than AMDP and Shareholder are necessary in connection therewith. The execution and delivery of this Agreement by AMDP has been duly authorized by all necessary corporate action on the part of AMDP. AMDP has furnished to Buyer for its examination true and correct copies of all corporate records of AMDP required to authorize the execution of this Agreement and the transactions contemplated hereby.

     4.3  NO  VIOLATION.

          4.3.1. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in or constitute (i) a breach or violation of any provision of the Articles of Incorporation or Bylaws of AMDP; (ii) a breach, violation, default, or an event which, with notice or lapse of time or both, would constitute a default, under any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which AMDP is a party or by which AMDP or any of its property is bound; or (ii) an event that would permit any party to terminate any agreement, accelerate the maturity of any indebtedness, performance, or other obligation of AMDP, or create or impose any lien, charge, security interest, or encumbrance on any of the properties of AMDP.

          4.3.2. Except for the approval of the California Department of Managed Health Care, Shareholder has no knowledge that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will result in or constitute (i) a breach, violation, or default of any judgment, order, law, regulation, or rule of any court or governmental authority or (ii) a violation of, conflict with, and/or infringement upon any rights whatsoever, including without limitation, any common law or statutory trademark, patent, copyright, or any other right in work of any person, firm, or corporation.

          4.3.3. AMDP is not a party to any confidentiality or other agreement containing a restrictive covenant which limits in any manner the disclosure, transfer, or use by AMDP or any assignee of AMDP of any of the Assets.

     4.4  FINANCIAL  STATEMENTS;  DISCLOSURE.

          4.4.1. EXHIBIT A attached hereto sets forth the audited balance sheets of AMDP as of December 31, 2000 and December 31, 2001, and the related audited statements of income, stockholder's equity, and cash flows for each of the two periods ending on those dates. Included in EXHIBIT A are the unaudited balance sheet of AMDP as of September 30, 2002, and the related unaudited statements of income, stockholder's equity and cash flows for the period ending September 30, 2002. The financial statements in EXHIBIT A are collectively referred to herein as the "Financial Statements." The Financial Statements present fairly the financial condition of AMDP at December 31, 2000, December 31, 2001 and
September 30, 2002, and the results of its operations for the years ended December 31, 2000, December 31, 2001 and the nine months ended September 30, 2002.

          4.4.2. No representations or warranties by AMDP and Shareholder in this Agreement and no statement contained in any document, certificate, or other writing (including without limitation, the Financial Statements) furnished or to be furnished by AMDP or Shareholder to Buyer or any of its representatives pursuant to the provisions of this Agreement or in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements in this Agreement not misleading. AMDP has no debt, liabilities, or obligations of any nature, whether absolute, accrued, contingent, or otherwise, and whether due or to become due, that are not fully reflected or reserved against in AMDP's balance sheet as of September 30, 2002, included in the Financial Statements set forth in EXHIBIT A, except as specifically indicated on EXHIBIT B (being a true and complete schedule of all debts, obligations, and liabilities of AMDP), and except for debts, liabilities, and obligations incurred in the ordinary course of business or minimal recurring debts, liabilities, and obligations of less than $10,000 individually, or $50,000 in the aggregate, and consistent with past practice since

September 30, 2002, and the reserves reflected in the Financial Statements are adequate, appropriate, and reasonable.

     4.5 ABSENCE OF SPECIFIED CHANGES. Since the Financial Statements as of September 30, 2002, other than previously disclosed in writing by Shareholder to Buyer, there has not been any:

          4.5.1. Transaction by AMDP except in the ordinary course of business as conducted on that date and consistent with past practice;

          4.5.2. There have not been any material adverse change in the financial condition, assets, liabilities, business, operations, subscriber relations, supplier relations, distributor relations, relations with any domestic governmental entities, or conditions (financial or otherwise), or results of operations of AMDP, taken as a whole, and AMDP does not know of any such change that is threatened, nor has there been any damage, destruction, or loss materially adversely affecting the business, operations, or condition (financial or otherwise) of AMDP or the Assets, whether or not covered by insurance;

          4.5.3. Change in accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) by AMDP;

          4.5.4.  Revaluation  by  AMDP  of  any  of  the  Assets;

          4.5.5. Except as otherwise reflected on EXHIBIT H, increase in the salary or other compensation payable or to become payable by AMDP to any of its employees, or the declaration, payment, or commitment or obligation of any kind for the payment, by AMDP, of a bonus or other additional salary or compensation to any such person;

          4.5.6. Sale or transfer of any Asset, except in the ordinary course of business;

          4.5.7. Amendment or termination of any contract, agreement, or license to which AMDP is a party, except in the ordinary course of business;

          4.5.8.  Mortgage,  lien,  pledge,  or  other encumbrance of any Asset;

          4.5.9. Waiver or release of any right or claim of AMDP except in the ordinary course of business;

          4.5.10. Agreement by AMDP to do any of the things described in the preceding clauses 4.5.1 through 4.5.9;

          4.5.11. Commencement of any civil litigation or any governmental proceeding against or investigation of AMDP;

          4.5.12. Labor trouble or claim against AMDP for wrongful discharge or other unlawful labor practice or action;

          4.5.13. Any failure on the part of AMDP to pay any taxes, customs, duties, or levies of any kind, character, or description, due and payable prior to the Closing;

          4.5.14. Any delinquency notice or the like or any claim, or proposed or potential claim, against AMDP for the assessment of additional tax; or

          4.5.15. Other event or condition that has a material and adverse effect on the financial condition, business, assets, liabilities, or prospects of AMDP.

          4.5.16. Any notice from the California Department of Managed Health Care that states AMDP is in violation of the Knox-Keene Health Care Service Plan Act of 1975, as amended, or any regulation promulgated by the California Department of Managed Health Care.

     4.6. TAX  RETURNS  AND  AUDITS.

          4.6.1. AMDP has filed all United States federal, state, and local tax returns and reports and information reports (collectively, "Tax Returns") that it was required to file, within the times and in the manner provided by law. All such Tax Returns were true, correct, and complete in all respects.

          4.6.2. All taxes of any kind, including franchise, income, corporation, property, excise, sales, use, or other taxes, fees, and governmental charges (collectively, "Taxes" and each singularly, a "Tax"), including interest, additions, or penalties relating thereto, owed by AMDP (whether or not shown or required to be shown on any Tax Return) have been paid. AMDP has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

     4.7     ASSETS

          4.7.1. TRADE NAMES, TRADEMARKS, SERVICE MARKS, AND TRADE DRESS. EXHIBIT L is a true and complete list and identification of AMDP's trade names, trademarks, service marks, and copyrights. Shareholder has no knowledge of any infringement or alleged infringement by others of AMDP's trade name, trademarks, service marks, or copyrights. AMDP has not infringed and is not now infringing on any trade name, trademark, service mark, or copyright belonging to another person, firm, or corporation. Except for an arrangement between AMDP and Shareholder to permit use by AMDP of "Ameritas," AMDP is not a party to any license, agreement, or arrangement, whether as licensor, licensee, franchisor, franchisee, or otherwise, with respect to any trademarks, service marks, trade names, or applications for any of the foregoing. AMDP owns or holds adequate rights to use all trademarks, service marks, and trade names necessary for its business as now conducted, and that use does not and will not conflict with, infringe on, or otherwise violate any rights of others.

          4.7.2. CONFIDENTIAL INFORMATION; TRADE SECRETS. EXHIBIT C is a true and complete list and identification, without extensive or revealing descriptions, of AMDP's confidential information, passwords, and trade secrets actually used by AMDP in the operation of its business (excluding, all member, subscriber and customer lists, computer programs and routines, and other technical data), and Shareholder has no knowledge that any other confidential information, passwords, or trade secrets are necessary to the operation of AMDP's business. The specific location of each trade secret's documentation, including its complete description, specifications, charts, procedures, and other material relating to it, is also set forth with it in EXHIBIT C. Each trade secret's documentation is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use by Buyer without reliance on the special knowledge and memory of others. AMDP is the sole owner of each of this confidential information and trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others. AMDP has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets and confidential information. The use by Buyer of the information identified on EXHIBIT C does not and will not conflict with, infringe on, or violate any patent, trademark, service mark, copyright or other rights of others.

          4.7.3. LICENSES, PERMITS, AND GOVERNMENTAL AUTHORIZATIONS. EXHIBIT D is a true and complete schedule of all of the licenses, authorizations and/or approvals, and the like filed with the California Department of Managed Health Care within twelve months of the Closing Date, and all other federal, state, or local governmental or regulatory bodies obtained by AMDP for the conduct and operation of its business, and Shareholder has no knowledge that any other licenses, authorizations and/or approvals, and the like of any federal, state, or local governmental or regulatory bodies are necessary for the conduct and operation of AMDP's business. All such licenses, permits, and authorizations are in full force and effect; no violations are or have been recorded in respect of any license, permit, or authorization; no proceeding is pending to revoke any license, permit, or authorization; and Shareholder has no knowledge and has received no notice of any such proceeding pending or threatened.

          4.7.4. CONTRACTS. EXHIBIT E is a true and complete schedule of all written provider agreements, solicitation agreements and all non-standard contracts to which AMDP is a party, and all other contracts that obligate AMDP to pay $10,000 or more in fees and costs or have a duration greater than twelve months from the Closing Date. All of the contracts listed in EXHIBIT E are valid and in full force and constitute the binding legal obligations of the parties thereto (except as limited by bankruptcy and insolvency laws and by other laws and equitable principles affecting the rights of creditors generally) and, there does not exist any default or breach or event that, with notice or lapse of time or both, would constitute a default or breach under any of these contracts by AMDP or any other party thereto. None of the contracts described in EXHIBIT E contain any restriction or prohibition against or provide for any adverse consequences upon the sale or transfer of the Shares from Shareholder to a third party, including Buyer.

          4.7.5. ASSETS NECESSARY TO THE CORPORATION'S BUSINESS. Except for the office space and various office equipment, fixtures, and furniture owned or leased by Shareholder but used by AMDP, no other property used by AMDP in connection with its business is held in the name of any individual or entity other than AMDP, is subject to any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than in the possession of AMDP. The confidential information and know-how transferred under this Agreement are accurate, complete, and correct and comprise all of the information and technical expertise required to efficiently and economically manage AMDP's business. The confidential information and know-how transferred under this Agreement were developed by AMDP and its employees, are the sole and exclusive property of AMDP and have been used to the commercial advantage by AMDP.

          4.7.6. TITLE TO AND OWNERSHIP OF ASSETS. Except for the office space and various office equipment, fixtures, and furniture owned or leased by Shareholder but used by AMDP, AMDP is the sole owner of the entire right, title, and interest in and to the Assets and has good and marketable title to all of the Assets and interests in Assets, whether real, personal, mixed, tangible, or intangible, which constitute all of the assets and interests in assets that are used in AMDP's business. AMDP has not assigned, transferred, or conveyed any interest in the Assets to any other party, and the Assets are free and clear of and not subject to restrictions on or conditions to transfer or assignment or any mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, covenants, conditions, or restrictions of any kind whatsoever, except for (1) those disclosed in AMDP's balance sheet as of September 30, 2002; (2) the lien of current taxes not yet due and payable; and (3) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets or materially impair business operations.

          4.7.7. SUBSCRIBERS. EXHIBIT F to this Agreement is a correct and current list of all group and individual subscribers by plan designation of AMDP. Shareholder has no knowledge that the consummation of the transactions contemplated by this Agreement will materially adversely affect the relationship of AMDP with any subscriber.

          4.7.8 INSURANCE POLICIES. EXHIBIT G to this Agreement is a description of all insurance policies held by AMDP concerning its business. All these policies are in the respective principal amounts set forth in EXHIBIT G. AMDP is not in default with respect to payment of premiums on any such policy. No claim is pending under any such policy.

          4.7.9. OTHER CONTRACTS. Except as set forth in EXHIBIT E, AMDP is not a party to nor is any property of AMDP bound by any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust, or lease, or any agreement that is unusual in nature (non-standard), duration, or amount (including, without limitation, any agreement requiring the performance by AMDP of any obligation for a period of time extending beyond one year from the Closing Date or calling for consideration of more than $10,000). There is no default or event that, with notice or lapse of time or both, would constitute a default by any party to any of these agreements. AMDP has not received notice that any party to any of these agreements intends to cancel or terminate any of these agreements. AMDP is not a party to nor is AMDP or its property bound by any agreement that is materially adverse to the businesses, properties, or financial condition of AMDP.

     4.8  PERSONNEL  MATTERS.

          4.8.1. EXHIBIT H is an accurate and complete list of the names and titles of all employees, officers and directors of AMDP, stating the current rates of compensation payable to each, including any increases pursuant to any bonus, severance, pension, profit sharing, or other plan or commitment.

          4.8.2. AMDP is not a party to any contract with any labor organization, nor has AMDP agreed to recognize any union or other collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any of AMDP's employees. AMDP has no knowledge of any organizational effort currently being made or threatened by or on behalf of any labor union with respect to employees of AMDP. AMDP has not experienced any strikes, work stoppages, grievance proceedings, claims of unfair labor practices, either filed or threatened to be filed, or other significant labor difficulties of any nature, nor are there any material controversies pending or threatened between AMDP and any of AMDP's employees.

          4.8.3. AMDP has complied with all laws relating to the employment of labor, including without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (29 USCA 1001 et seq.), and those laws relating to wages, hours, employee benefits, collective bargaining, unemployment, insurance, workers' compensation, equal employment opportunity, and payment and withholding of taxes.

          4.8.4. Except as disclosed to Buyer in writing, no employee benefit plan of any kind, including without limitation, any plan qualified under ERISA, is in force. There are no threatened or pending claims by or on behalf of any benefit plan, by or on behalf of any employee covered under any plan, or otherwise involving any plan, that allege a breach of fiduciary duty or violation of applicable state or federal law, and Shareholder has no knowledge of any basis for such a claim. AMDP has not entered into any severance or similar arrangement in respect of any present or former employee that will result in any obligation, absolute or contingent, of Buyer or AMDP to make any payment to any present or former employee following termination of employment.

     4.9 COMPLIANCE WITH LAWS. Except as disclosed in EXHIBIT M, Shareholder has no knowledge that: (1) AMDP has not complied in all material respects with California law, including the Knox-Keene Health Care Service Plan Act of 1975, as amended and regulations promulgated by the Director of the Department of Managed Health Care or has been cited for any violation of any such law or regulation within the past one (1) year; and (2) any material capital expenditures will be required for compliance with any applicable California law now in force relating to AMDP. AMDP has filed (and did not receive notice of disapproval) the following forms with the California Department of Managed Health Care: (1) evidence of coverage and disclosure form, or combined evidence of coverage and disclosure form currently used by its members, (2) provider agreements currently used by its contracted providers, (3) group and individual subscriber agreements currently used by its subscribers and (4) solicitation agreements currently used by its solicitors.

     4.10 LITIGATION. Except for the claims, actions, suits, or proceedings pending and noted on EXHIBIT M, there are no other claims, actions, suits, or proceedings commenced, pending, or, to the knowledge of Shareholder, threatened which will or might in any way affect or which relate to the obtaining of the rights and benefits by Buyer hereunder, and Shareholder has no knowledge of any grounds existing on the date of execution of this Agreement on which any claim, actions, suits, or proceedings might be commenced with respect to the rights granted by AMDP and Shareholder. AMDP is not in default with respect to any order, writ, injunction, or decree of any federal or state court, department, agency, or instrumentality. AMDP is not presently engaged in any legal action to recover moneys due to or damages sustained by AMDP.

     4.11 BINDING OBLIGATIONS. This Agreement and any and all other documents executed or to be executed by AMDP and/or Shareholder pursuant to the terms of this Agreement constitute legal, valid, and binding obligations of AMDP and/or Shareholder, enforceable in accordance with their respective terms, except to the extent such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally, (2) the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law), (3) California law regarding the enforceability of covenants not to compete and similar provisions that restrain a person from engaging in a lawful profession, trade, or business, and (4) receipt of an order approving this Agreement, and the transaction contemplated herein, issued by the Director of the California Department of Managed Health Care.

     4.12 AUTHORIZED STOCK. The authorized capital stock of AMDP consists of 100,000 shares of common stock, without par value, of which 20,000, and no more, are issued and outstanding. All the Shares are validly issued, fully paid, and nonassessable, and such Shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating AMDP to issue or to transfer from treasury any additional shares of its capital stock of any class.

     4.13 TITLE TO SHARES. Shareholder is the owner, beneficially and of record, of all of the Shares, free and clear of all liens, encumbrances, security agreements, equities, pledges, options, claims, charges, and restrictions. Shareholder has the full power to transfer the Shares to Buyer without obtaining the consent or approval of any other person or governmental authority.

     4.14 AMDP'S NAME. AMDP has the exclusive right to "Ameritas Managed Dental Plan, Inc." in connection with all business of whatever kind and character conducted by AMDP in California. Neither AMDP nor Shareholder has granted and will grant to Buyer the right to use "Ameritas Managed Dental Plan, Inc." Upon the Closing Date, Buyer must obtain all requisite approvals from the California Department of Managed Health Care, Secretary of State and any and all other regulatory agencies to change the name of AMDP to a name agreeable to Shareholder.

     4.15 AUTHORITY. EXHIBIT I lists the names and addresses of all persons holding a power of attorney on behalf of AMDP and the names and addresses of all banks and other financial institutions in which AMDP has an account, deposit, or safe deposit box, with the names of all persons authorized to draw on these accounts or deposits or to have access to these boxes.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER. Buyer hereby represents, warrants, and covenants to Shareholder and AMDP as follows:

     5.1 CORPORATE ORGANIZATION. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to own, lease, and operate its assets, properties, and business and to carry on its business as a California licensed specialized health care service plan now and as heretofore conducted.

     5.2 AUTHORIZATION. Buyer has full right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement and, except for the California Department of

Managed Health Care approval of this Agreement and the transactions contemplated herein, no other approvals or consents of any governmental authority, entities, or persons is necessary in connection therewith. The execution and delivery of this Agreement by Buyer has been duly authorized by all necessary corporate action on the part of Buyer.

     5.3 NO VIOLATION. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in or constitute any of the following:

          5.3.1. A breach or violation of any provision of the Articles of Incorporation or Bylaws of Buyer;

          5.3.2. A breach, violation, default, or an event which, with notice or lapse of time or both, would constitute a default, under any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Buyer is a party or by which Buyer or any of its property is bound; or

          5.3.3. An event that would permit any party to terminate any agreement, accelerate the maturity of any indebtedness, performance, or other obligation of Buyer, or create or impose any lien, charge, security interest, or encumbrance on any of the properties of Buyer.

     5.4 COMPLIANCE WITH LAWS. Buyer has not received notice of any violation of any applicable federal, state, local, or foreign statute, law, ordinance, occupational safety, health, or other law or regulation, or any other requirement of any governmental or regulatory body, court, or arbitrator applicable to the business of Buyer.

     5.5 LITIGATION. (1) There are no claims, actions, suits, or proceedings commenced, pending, or, to the best knowledge of Buyer, threatened which will or might in any way affect or which relate to the obtaining of the rights and benefits by Shareholder and AMDP hereunder; and (2) Buyer is not aware of any grounds existing on the date of execution of this Agreement on which any claim, actions, suits, or proceedings might be commenced with respect to the rights granted by Buyer hereunder.

     5.6 BINDING OBLIGATIONS. This Agreement and any and all other documents executed or to be executed by Buyer pursuant to the terms of this Agreement constitute legal, valid, and binding obligations of Buyer, enforceable in accordance with its respective terms, except to the extent such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors rights generally, and (2) the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law).

     5.7 MAINTENANCE AND AUDIT OF BOOKS AND RECORDS. Buyer shall maintain its and AMDP's books and records in such manner as to clearly and accurately reflect the monthly AMDP Block of Business revenues as defined at Section 1.3.2 of this Agreement. All such books and records shall be preserved for a period of not less than five (5) years after the close of the fiscal year to which they relate and shall be open at all reasonable times to inspection and verification by

Shareholder or any of its representatives. Shareholder shall be entitled at any time to have Buyer's or AMDP's, or its successors or assigns, books and records examined or audited at Shareholder's expense, and Buyer, AMDP, or its successors or assigns, shall cooperate fully with the party or parties making such examination. Buyer shall promptly pay to Shareholder any underpayment disclosed by such examination or audit. If any examination or audit is necessitated by Buyer's failure to maintain books and records as required by this section, then Buyer shall immediately pay to Shareholder the cost of such examination or audit (including reasonable compensation for any time necessarily expended by Shareholder's own employees and reimbursement for expenses necessarily incurred by them), as well as any additional amount of additional compensation shown to be due.

     5.8 SUBSCRIBER AND ENROLLEE RELATIONS. Buyer understands and acknowledges that the acquisition of AMDP from Shareholder contains a provision at Section
1.3.2 of this Agreement that allows for additional compensation to be paid to Shareholder based on "AMDP Block of Business" as described in Section 1.3.2 of this Agreement. In that regard, Buyer hereby agrees that it will at all times give prompt, courteous, and efficient service to the AMDP Block of Business subscribers and enrollees; will perform work competently and in workmanlike manner; and in all business dealings with the AMDP Block of Business subscribers and enrollees will be governed by the highest standards of honesty, integrity, fair dealing, and ethical conduct.

     5.9 SEVERANCE POLICY. Buyer agrees and represents that it will offer, for a period of one year after the Closing Date, to employees of AMDP employed as of the Closing Date, the AMDP Severance Policy, which is attached hereto as EXHIBIT
O. Buyer further represents that the AMDP Severance Policy, identified above, will be retained by Buyer, for the benefit of such employees, whether such employee is an employee of AMDP, Buyer, or an affiliate of Buyer. AMDP understands and agrees that the compensation to be paid shall not be more than an employee's annual compensation and such payment shall be in accordance with Buyer's existing payroll procedures. Paragraph 2 of EXHIBIT H contains a list of AMDP's current employees subject to AMDP's Severance Policy.

6. ADDITIONAL OBLIGATIONS OF SHAREHOLDER AND AMDP BEFORE CLOSING. Shareholder and AMDP covenant that from the date of this Agreement until the Closing or termination of this Agreement:

     6.1 BUYER'S ACCESS TO PREMISES AND INFORMATION. Buyer and its counsel, accountants, and other representatives shall have full access during normal business hours to all properties, books, accounts, records, contracts, and documents of or relating to the business of AMDP. Shareholder and AMDP shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning the business, finances, and properties of AMDP and the Shares that Buyer may reasonably request.

     6.2 CONDUCT OF BUSINESS IN NORMAL COURSE. AMDP will carry on its business activities diligently and in substantially the same manner as it previously has been carried out and shall not make or institute any unusual or novel methods of purchase, lease, sale, management, accounting, or operation that vary materially from those methods historically used by AMDP.

     6.3 PRESERVATION OF BUSINESS AND RELATIONSHIPS. Shareholder and AMDP will use their best efforts, without making any commitments on behalf of Buyer without Buyer's express written consent, to preserve the business organization of AMDP intact, to keep available to AMDP its present employees, and to preserve its present relationships with enrollees, subscribers, providers, and solicitors, and others having business relationships with AMDP.

     6.4 CORPORATE MATTERS. AMDP shall not (i) amend its Articles of Incorporation or Bylaws; (ii) issue any shares of its capital stock; (iii) issue or create any warrants, obligations, subscriptions, options, calls, convertible securities, or other commitments under which any additional shares of its capital stock or any class might be directly or indirectly authorized, issued, or transferred from treasury; (iv) reclassify, split-up, or acquire, directly or indirectly, by redemption or otherwise, any shares of its capital stock; (v) declare, set aside, or pay any dividends on its capital stock in cash, securities, or other property, or make any other distribution in respect to its capital stock; (vi) organize any subsidiary, acquire any capital stock or other equity securities of any corporation, or acquire any equity or ownership interest in any business; (vii) carry on any activity that would jeopardize its ability to operate as a licensed health care service plan; or (viii) agree to do any of the acts listed in this Section 6.4.

     6.5 MAINTENANCE OF INSURANCE. AMDP will continue to carry its existing insurance. At the request of Buyer and at its sole expense, the amount of insurance that as of the date of this Agreement AMDP carries on any of its or in respect of its properties and/or operations shall be increased by the amount or amounts Buyer shall specify.

     6.6 NO DEFAULT. AMDP and Shareholder will not do any act, omit to do any act, or permit any act or omission to act which would cause a breach of any contract or commitment of AMDP or which would cause the breach of any representation or warranty made under this Agreement.

     6.7 PAYMENT OF LIABILITIES AND WAIVER OF CLAIMS. Except in the ordinary and usual course of business, AMDP shall not do or agree to do any of the following acts: (i) pay any obligation or liability, fixed or contingent, other than current liabilities; (ii) waive or compromise any right or claim; or
(iii) cancel, without full payment, any note, loan, or other obligation owing to AMDP.

     6.8 ACTS SUBJECT TO BUYER'S APPROVAL. AMDP shall not, without Buyer's prior written consent, do or agree to do any of the following acts:

          6.8.1. Borrow or agree to borrow any funds or incur, assume, or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability, fixed or contingent, except obligations and liabilities incurred in the ordinary course of business and consistent with past practice;

          6.8.2. Pay, discharge, or satisfy any claim, liability, or obligation, absolute, accrued, contingent, or otherwise, other than the payment, discharge, or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the September 30, 2002 Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the most recent of the Financial Statements;

          6.8.3. Permit or allow any of its personal property to be subjected to any mortgage, pledge, lien (including any lien for taxes), or encumbrances;

          6.8.4. Cancel, amend or sell any contracts or agreements, waive any claims or rights of substantial value, or sell, transfer, or otherwise dispose of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

          6.8.5. Grant any general increase in the compensation of officers or employees (including any increase pursuant to any bonus, severance, pension, profit sharing, or other plan or commitment) or any increase in the compensation payable or to become payable to any officer or employee;

          6.8.6. Pay, loan, or advance any amount to, or sell, transfer, or lease any properties or assets to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate of any of its officers or directors;

          6.8.7.  Change  any  of  the  banking  or  safe  deposit arrangements;

          6.8.8. Grant or extend any power of attorney or act as guarantor, surety, cosigner, endorser, co-maker, indemnitor, or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization, or other entity; or

          6.8.9 Agree, whether in writing or otherwise, to do any of the foregoing.

     6.9 CONSENTS OF OTHERS. As soon as reasonably practicable after the Effective Date of this Agreement, AMDP shall obtain the written consent of its Board of Directors to this Agreement and shall furnish to Buyer executed copies of those consents.

     6.10 EXISTING AGREEMENTS. Except as agreed to herein, AMDP shall not modify, amend, cancel, or terminate any of its existing contracts or agreements or agree to do any of those acts.

7. CONFIDENTIAL INFORMATION. Unless and until the Closing has been consummated, the parties and its officers, directors, and other representatives shall hold in strict confidence, and shall not use to the detriment of Shareholder, AMDP, or Buyer, as the case may be, all data and information with respect to the business of AMDP, Shareholder or Buyer obtained in connection with this Agreement or the transactions contemplated hereby. If the transactions contemplated by this Agreement are not consummated, Buyer shall return to Shareholder and AMDP all that data and information that Shareholder and AMDP may reasonably request, including worksheets, manuals, lists, memoranda, and other documents made available to Buyer or its officers, directors, or other representatives in connection with this Agreement or the transactions contemplated hereby, and Buyer shall not use any documents prepared by Buyer or its officers, directors, or other representatives with AMDP's confidential information in connection with this Agreement or the transactions contemplated hereby.

8. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. The obligations of Buyer to purchase the Shares under this Agreement are subject to the satisfaction, on or before the Closing Date, of all the conditions set out below in this Section 8. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Shareholder and/or AMDP shall be in default of any of their respective representations, warranties, or covenants under this Agreement. In the event that all of the conditions set forth below are not either satisfied by Shareholder and/or AMDP or waived by Buyer on or before the Closing Date, the transactions contemplated by this Agreement will be terminated and/or abandoned without further action by Buyer, Shareholder, or AMDP. If such transactions are so terminated and/or abandoned, then (i) each party will redeliver all documents, work papers, and other material of any other party relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution of this Agreement, to the party furnishing those documents; and (ii) no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as specifically provided in this Agreement.

     8.1 ACCURACY OF REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SHAREHOLDER AND AMDP. All of the representations, warranties, and covenants of Shareholder and AMDP in this Agreement, or in any written statement delivered or to be delivered to Buyer by or on behalf of Shareholder and/or AMDP under this Agreement, shall be true on and as of the Closing Date as though made at that time.

     8.2 PERFORMANCE BY SHAREHOLDER AND AMDP. Shareholder and AMDP shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Shareholder and AMDP on or before the Closing Date.

     8.3 NO MATERIAL ADVERSE CHANGE. During the period from the Effective Date, to the Closing Date, there shall not have been any material adverse change in the financial condition or the results of operations of AMDP, and AMDP shall not have sustained any material loss or damage to the Assets, whether or not insured, that materially affects its ability to conduct a material part of the business of AMDP.

     8.4 CORPORATE APPROVAL. The execution and delivery of this Agreement by AMDP and the performance of its covenants and obligations under it shall have been duly authorized by all necessary corporate action on or before the Closing Date, and Buyer shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of AMDP on or before said date.

     8.5 APPROVAL OF DOCUMENTATION. The form and substance of all certificates, instruments, and other documents delivered to Buyer under this Agreement, including without limitation, all assignments, novations, and the like, shall be satisfactory in all respects to Buyer and its counsel and approved by Buyer and its counsel in writing on or before the Closing Date.

     8.6 APPROVAL OF DUE DILIGENCE. Buyer shall be deemed to have approved all of its due diligence pursuant to Section 3 hereof, unless notice to the contrary is provided to Shareholder on or before January 31, 2003.

     8.7 CALIFORNIA DEPARTMENT OF MANAGED HEALTH CARE APPROVALS. All approvals from the California Department of Managed Health Care and all other governmental or regulatory agencies required to be obtained by AMDP, Shareholder, and/or Buyer for the lawful consummation of the Closing, the transactions contemplated by this Agreement, and the continued operation of the business of AMDP by Buyer after the Closing, shall have been obtained. Upon notice in accordance with
Section 12.5, Buyer and Shareholder may terminate this Agreement if the California Department of Managed Health Care places, as a condition of Closing, any significant condition, limitation, capital infusion, or other requirements deemed unacceptable to either party.

     8.8 THIRD PARTY CONSENTS. All consents, permits, and approvals from parties to contracts or other agreements and any other material consent, permit, or approval that may be required in connection with the performance by AMDP and/or Shareholder of their respective obligations under this Agreement or the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Shareholder and AMDP and delivered to Buyer, including without limitation the written consent from Shareholder pursuant to that certain oral lease described in EXHIBIT B.

     8.9 CERTIFICATION BY SHAREHOLDER AND AMDP. Buyer shall have received a certificate(s), dated the Closing Date, signed and verified by Shareholder and AMDP's Chief Executive Officer and Chief Financial Officer (i) that the conditions specified in Section 6 hereof have been satisfied, fulfilled, and honored and (ii) articles of incorporation and bylaws attached to such certificate are true and correct copies of the articles of incorporation and bylaws, as amended, of AMDP.

     8.10 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority pertaining to the transaction contemplated by this Agreement or to its consummation shall have been instituted or threatened on or before the Closing Date.

     8.11 LETTER REGARDING CHANGES. Buyer shall have received a letter, dated the Closing Date, signed and verified by AMDP's Chief Executive Officer and Chief Financial Officer, stating that they have no knowledge or reason to suspect that during the period from September 30, 2002, to the date not more than five business days before the Closing Date, there was any change in the financial condition or results of operations of AMDP, except changes incurred in the ordinary and usual course of business during that period that in the aggregate are not materially adverse, and any other changes or transactions contemplated by this Agreement. For purposes of this letter, "materially adverse" shall be deemed to be an increase in liabilities equal to or greater than $50,000 without a corresponding increase in assets, or a reduction in monthly operating revenue during that period of $25,000 or more.

9. CONDITIONS PRECEDENT TO SHAREHOLDER'S PERFORMANCE. The obligations of Shareholder to sell and transfer the Shares under this Agreement are subject to the satisfaction, on or before the Closing Date, of all the conditions set out below in this Section 9. Shareholder may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Shareholder of any of its other rights or remedies, at law or in equity, if Buyer shall be in default of any of its representations, warranties, or covenants under this Agreement. In the event that all of the conditions set forth below are not either satisfied by Buyer or waived by Shareholder on or before the Closing Date, the transactions contemplated by this Agreement will be terminated and/or abandoned without further action by AMDP, Shareholder, or Buyer. If such transactions are so terminated and/or abandoned, then (i) each party will redeliver all documents, work papers, and other material of any other party relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution of this Agreement, to the party furnishing those documents; and (ii) no party to this Agreement shall have any liability or further obligation to the other party to this Agreement except as specifically provided in this Agreement.

     9.1 ACCURACY OF REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER. All of the representations, warranties, and covenants of Buyer in this Agreement, or in any written statement delivered or to be delivered to Shareholder by or on behalf of Buyer under this Agreement, shall be true in all material respects on and as of the Closing Date as though made at that time.

     9.2 PERFORMANCE BY BUYER. Buyer shall have performed, satisfied, and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

     9.3 CORPORATE APPROVAL. The execution and delivery of this Agreement by Buyer and the performance of its covenants and obligations under it shall have been duly authorized by all necessary corporate action on or before the Closing Date, and Shareholder shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of Buyer on or before said date.

     9.4 APPROVAL OF DOCUMENTATION. The form and substance of all certificates, instruments, and other documents delivered to Shareholder under this Agreement shall be satisfactory in all reasonable respects to Shareholder and its counsel and approved by Shareholder and its counsel in writing on or before the Closing Date.

     9.5 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority pertaining to the transaction contemplated by this Agreement or to its consummation shall have been instituted or threatened on or before the Closing Date.

     9.6 PAYMENT OF CONSIDERATION. Buyer shall have paid the Purchase Price, as defined in Section 1.3.1.

     9.7 AMERITAS LIFE INSURANCE CORP./SAFEGUARD HEALTH PLANS, INC. SOLICITATION AGREEMENT. Buyer shall have approved and executed the Ameritas Life Insurance Corp./SafeGuard Health Plans, Inc Solicitation Agreement as described in EXHIBIT K.

     9.8 APPROVAL OF DUE DILIGENCE. Buyer shall be deemed to have approved all of its due diligence pursuant to Section 3 unless notice to the contrary is provided to Shareholder on or before January 31, 2003.

10.  THE  CLOSING.

     10.1 CLOSING AND CLOSING DATE. The transfer of the Shares by Shareholder to Buyer (the "Closing") shall occur (1) the last day of the month following the approval by the Director of the California Department of Managed Health Care of a Notice of Material Modification filed by Shareholder and AMDP in connection with the sale transaction set forth herein or (2) such other time as Buyer, Shareholder and AMDP may mutually agree to in writing. However, the Closing shall not occur any later than March 31, 2003, unless both parties mutually agree in writing to extend such date. That date is referred to herein as the "Closing Date." The Closing shall take place at AMDP's corporate office at 151 Kalmus Drive, Suite J3, Costa Mesa, California, or such other place mutually agreeable by all parties.

     10.2  DELIVERIES  AT  CLOSING.

          10.2.1. At the Closing, Buyer shall deliver to Shareholder the following instruments and documents against delivery of the items specified in
Section  10.2.2:

               10.2.1.1. Confirmation of wiring to the trust account of Shareholder's attorney, or physical delivery of a cashier's check or bank draft, in the sum of $1,100,000.00.

               10.2.1.2. Buyer shall deliver an executed copy of the Ameritas Life Insurance Corp./SafeGuard Health Plans, Inc Solicitation Agreement, as specified in Section 1.3.2 and set forth under EXHIBIT K, and all other documents, certificates, resolutions, and other writings that are required by this Agreement to be delivered by Buyer at or prior to the Closing.

          10.2.2. At the Closing, Shareholder and AMDP, as applicable, shall deliver to Buyer the following instruments and documents against delivery of the items specified in Section 10.2.1:

               10.2.2.1. Shareholder shall deliver a certificate or certificates representing the Shares, registered in the name of Shareholder, duly endorsed by Shareholder's Secretary and General Counsel for transfer or accompanied by an assignment of the Shares duly executed by Shareholder, and with all required documentary stock transfer stamps affixed or accompanied by Shareholder's personal check for the amount of these stamps, if any;

               10.2.2.2. AMDP shall issue and deliver a certificate representing the Shares, registered in Buyer's name;

               10.2.2.3. AMDP and Shareholder shall provide a written affirmation that they have, as of the Closing Date, severed all administrative services between them and that all written or oral agreements have been terminated; and

               10.2.2.4. Shareholder and/or AMDP, as the case may be, shall deliver all certificates, including resignations of AMDP's current officers and director, and other writings and documents.

11.  POST-CLOSING  OBLIGATIONS.

     11.1 SHAREHOLDER'S INDEMNITY. Shareholder shall jointly and severally indemnify, defend, and hold harmless Buyer and AMDP against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest penalties, and all income, property and franchise taxes resulting from operations prior to the Closing Date, and reasonable attorneys' fees, that it shall incur or suffer, which arise out of, result from, or relate to any breach of, or failure by Shareholder and/or AMDP to perform, any of their representations, guaranties, commitments, warranties, covenants, or agreements contained in this Agreement, or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Shareholder and/or AMDP under this Agreement, or which during the 365 days following the Closing Date arise out of, result from, or relate to an action or an investigation by a governmental authority related to any violation of law prior to the Closing Date; provided, however, that the aggregate amount of Shareholder's liability under this paragraph shall in no event exceed $150,000, and further, that no such duty to indemnify, defend, and hold harmless shall arise unless such claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest penalties and attorneys' fees, exceed $25,000 in the aggregate. In computing the amount to be paid by Shareholder under its indemnity obligations, there will be deducted an amount equal to any tax benefits actually received by Buyer and/or AMDP, taking into account the income tax treatment of the receipt of these payments.

     11.2  SHAREHOLDER'S  RIGHT  TO  DEFEND.  Buyer  will  promptly  notify
Shareholder of the existence of any claim, demand, or other matter to which Shareholder's indemnification obligations would apply, and will give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection; provided that Buyer will at all times also have the right to participate fully in the defense at its own expense. If, within a reasonable time after this notice, Shareholder fails to defend, Buyer will have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account, and at the risk, of Shareholder. If the claim is one that cannot by its nature be defended solely by Shareholder (including any federal or state tax proceeding), Buyer will make available, and cause AMDP to make available, all information and assistance that Shareholder may reasonably request.

     11.3 SHAREHOLDER'S COMPETITION. Shareholder agrees that it will not, within a five (5) year period immediately following the Closing Date, have any ownership interest in any corporation that provides or arranges for the provision of prepaid dental care in California.

     11.4 BUYER'S INDEMNITY. Buyer agrees to indemnify, defend, and hold harmless Shareholder against and in respect of any and all claims, losses, expenses, costs, obligations, and liabilities Shareholder may incur by reason of Buyer's breach of or failure to perform any of its warranties, guaranties, commitments, or covenants contained in this Agreement or by reason of any act or omission of Buyer or any of its successors or assigns after the Closing Date that constitutes a breach or default under any obligation, duty, or liability of AMDP but only to the extent to which Buyer expressly assumes these obligations, duties, and liabilities under this Agreement.

     11.5 PUBLICITY. Except communications with personnel of the California Department of Managed Health Care in connection with this Agreement, all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and among Buyer, AMDP, and Shareholder. No party shall act unilaterally in this regard without the prior written approval of the others; however, this approval shall not be unreasonably withheld.

     11.6 ADJUSTED PURCHASE PRICE. The parties agree and understand that the Purchase Price must be adjusted to reflect the Adjusted Purchase Price, as defined at Section 1.3.2, and agree to the post-closing payment requirements of
Section  1.3.2.1.

12.  GENERAL  PROVISIONS.

     12.1 AMENDMENT AND MODIFICATION. No modification, supplementation, amendment, or addition of any kind to this Agreement, including its exhibits, shall be valid or binding unless made by a writing subscribed by all parties hereto. All exhibits and schedules referenced in this Agreement are incorporated herein and made a part hereof.

     12.2 WAIVER. No failure on the part of any party to exercise any right, power, or privilege hereunder shall operate as a waiver thereof or of any other right, power, or privilege hereunder, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No waiver shall be binding unless executed in writing by the party making the waiver.

     12.3 SEVERABILITY. In the event that any term or provision of this Agreement is determined to be void, unenforceable, or contrary to law, the remainder of this Agreement will continue in full force and effect, provided that such continuation would not materially alter the terms of this Agreement or diminish the benefits of this Agreement for any party.

     12.4 EXPENSES. Each party shall pay all legal fees and other costs and expenses incurred or to be incurred by it with respect to the transaction contemplated hereby whether or not the Closing occurs.

     12.5 NOTICES. All notices under this Agreement shall be in writing. Any such notice may be, transmitted by facsimile, or sent by a nationally recognized overnight delivery service (e.g., Federal Express) or by United States mail, postage prepaid, registered or certified, return receipt requested, addressed as indicated on EXHIBIT J hereto, or to such other address as a party may designate by written notice as provided herein. Any such communication shall be deemed effective upon personal delivery, upon confirmed receipt of notice transmitted by facsimile, two days after transmitting the notice by nationally recognized overnight delivery service, or five days after mailing in accordance with this section.

     12.6 ASSIGNMENT. This Agreement and all of its provisions will be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, legal representatives, successors, and assigns, but neither this Agreement nor any of the rights, interests, or obligations under this Agreement will be assigned, voluntarily or involuntarily, by any of the parties without the prior written consent of the other parties.

     12.7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS, AND AGREEMENTS. Except for Sections 1.3.2,1.3.3.,1.3.4.,5.7, and 5.8, all representations, warranties, covenants, indemnities, and agreements of AMDP and Shareholder contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for herein, shall be deemed to be continuing and survive the Closing, but will expire on the first anniversary date following the Closing Date. All statements contained in any such instruments, certificates, opinions, or other writings shall be deemed to be representations and warranties of AMDP and Shareholder under this Agreement. Sections 1.3.2, 1.3.3., 1.3.4., 5.7 and
5.8 shall continue and survive the Closing, but will expire on the fifth anniversary date following the Closing Date, unless Shareholder notifies Buyer in writing before that date.

     12.8 FURTHER ACT. The parties hereto shall do such further acts and shall execute such further documents as may be required in order to carry out the purpose and intent of this Agreement. Each party shall use its best efforts to obtain any governmental approvals necessary for it to consummate the transactions contemplated by this Agreement.

     12.9 RELATIONSHIP BETWEEN THE PARTIES. This Agreement does not create by its terms or otherwise a partnership, association, or joint venture between the parties nor shall it constitute any party as either an agent or employee of any other party. No party shall have the right or authority to create any express or implied obligations on behalf of or on account of the other party. It is specifically agreed that nothing under this Agreement or in the course of dealing between the parties grants nor shall grant to any party any authority at its discretion to conclude agreements or make any other binding engagements in the name of the other party.

     12.10 GOVERNING LAW; CHOICE OF FORUM; CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties to this Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its provisions relating to choice of law. All claims, disputes, controversies, or differences which may arise between the parties out of or in relation to or in connection with this Agreement or the breach thereof shall be brought only in the United States federal and California state courts located in Orange County, California. The parties expressly consent to the personal jurisdiction of the aforementioned courts and waive any defense to any such action based upon lack of personal jurisdiction, forum non-conveniens, or choice of venue.

     12.11 CONSTRUCTION. The headings at the beginning of various sections of this Agreement are inserted for convenience only and will not constitute a part of this Agreement or alter or affect in any way the meaning or interpretation of this Agreement. References to sections include all subparts and subsections of the referenced section. All exhibits referenced in this Agreement are incorporated herein and made a part hereof. In interpreting this Agreement, the singular shall be read as the plural, and the plural as the singular, unless the context requires otherwise.

     12.12 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended or will be construed to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor to give any third persons any right of subrogation or action over against any party to this Agreement.

     12.13 ENTIRE AGREEMENT. This Agreement, including its exhibits and the other documents, agreements, and certificates delivered pursuant to the terms of this Agreement, constitutes the entire agreement of the parties and supersedes any and all other agreements, promises, covenants, arrangements, communications, representations, or warranties, whether oral or written, between the parties hereto with respect to the subject matter hereof. No other agreement, statement, promise, proposal, tender, or letter agreement related to the subject matter of this Agreement, which is not contained herein, shall be valid or binding.

     12.14 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     12.15 DEFINITION OF KNOWLEDGE. For purposes of this Agreement, an individual will be deemed to have "knowledge" of a particular fact or other matter, or to know a particular fact or other matter "to the best of their knowledge," only if that individual is actually aware of that fact or matter.

     12.16 BROKER FEES. Shareholder represents that it has retained the assistance of A.G. Edwards & Sons, Inc. as its broker in connection with this transaction, and that it shall pay all broker fees incurred related to this transaction.




                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Shareholder:                         Ameritas Life Insurance Corp.


                                     By:/s/ David C. Moore
                                        -------------------------------------
                                        David C. Moore, President


                                     By:/s/ Donald R. Stadling
                                        -------------------------------------
                                        Donald R. Stading, Secretary


AMDP:                                Ameritas Managed Dental Plan, Inc.


                                     By:/s/ Sherry Anne Hobbs
                                        -------------------------------------
                                        Sherry Anne Hobbs, President


                                     By:/s/  Donald  R.  Stading
                                        -------------------------------------
                                        Donald R. Stading, Secretary


Buyer:                               SafeGuard Health Plans, Inc.


                                     By:/s/  James  E.  Buncher
                                        -------------------------------------
                                        James E. Buncher, President and
                                        Chief Executive Officer


                                     By:/s/  Ronald  I.  Brendzel
                                        -------------------------------------
                                        Ronald I. Brendzel, Senior Vice
                                        President and Secretary

           INDEX OF EXHIBITS AND SCHEDULES TO STOCK PURCHASE AGREEMENT
           -----------------------------------------------------------


EXHIBIT  A:    Financial  Statements  of  AMDP

EXHIBIT  B:    Schedule  of  Debts,  Obligations,  and  Liabilities  of  AMDP

EXHIBIT  C:    Schedule  of  Confidential Information and Trade Secrets of AMDP

EXHIBIT  D:    Schedule of Licenses, Permits, and Governmental Authorizations of
               AMDP

EXHIBIT  E:    Schedule  of  Contracts  of  AMDP

EXHIBIT  F:    List  of  Group  and  Individual  Subscribers  of  AMDP

EXHIBIT  G:    Schedule  of  Insurance  Policies  of  AMDP

EXHIBIT  H:    List  of  Officers,  Directors,  and  Employees  of  AMDP

EXHIBIT I: List of Persons with Banking Authority or Holding Powers of Attorney for AMDP

EXHIBIT  J:    Addresses  of  Parties  and  Attorneys  for  Notice  Purposes

EXHIBIT  K:    Ameritas  Life  Insurance  Corp./SafeGuard  Health  Plans,  Inc
               Solicitation  Agreement

EXHIBIT  L:    List  of  AMDP's  trade  names,  trademarks,  service  marks  or copyrights

EXHIBIT  M:    List  of  claims, actions suits or proceedings commenced against
               AMDP

EXHIBIT  N:    Severance  Policy